                                                                   EXHIBIT 99.03

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.,

                                   As Issuer,

                                 CITIGROUP INC.,

                                  As Guarantor,

                                       AND

                           JPMORGAN CHASE BANK, N.A.,

                                   As Trustee

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                             SUPPLEMENTAL INDENTURE

                            Dated as of June 30, 2005

                                       to

                                    INDENTURE

                          Dated as of January 18, 1994

                 ----------------------------------------------

            THIS THIRD SUPPLEMENTAL INDENTURE dated as of June 30, 2005 (the "Supplemental Indenture"), by and among Citigroup Global Markets Holdings Inc, a corporation organized and existing under the laws of the State of New York ("CGMHI"), Citigroup Inc., a corporation organized and existing under the laws of the State of Delaware, as Guarantor ("Citigroup"), and JPMorgan Chase Bank, N.A., a national banking association, as trustee (the "Trustee");

            WHEREAS, CGMHI has heretofore executed and delivered to the Trustee an indenture dated as of January 18, 1994 (as amended and supplemented to the date hereof, the "Indenture"), providing for the issuance by CGMHI from time to time of its debt securities;

            WHEREAS, Citigroup desires to fully and unconditionally guarantee, as set forth herein, the payment obligations of CGMHI with respect to CGMHI's issued and outstanding debt securities under the Indenture (the "Debt Securities") as set forth herein; and

            WHEREAS, the execution of the Supplemental Indenture is authorized and permitted by Section 11.01 of the Indenture and all conditions precedent provided for in the Indenture relating to the execution of the Supplemental Indenture have been complied with;

            NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That in order to effectuate the guarantee described herein, Citigroup agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Debt Securities (the "Holders"), as follows:

                                    ARTICLE I
                                    Guarantee

            Citigroup does hereby fully and unconditionally guarantee (the "Guarantee") to the Holders all payments on the Debt Securities when due, in accordance with the provisions of the Indenture, as provided below:

            SECTION I.1. Notice of acceptance of the Guarantee and of default of performance by CGMHI is expressly waived, and payment under the Guarantee shall be subject to no condition other than the giving of a written request for payment in accordance with the provisions of the Indenture, stating the fact of default of performance, mailed to Citigroup at the following address: Citigroup, Office of Corporate Treasury, 153 East 53rd Street, 6th Floor, New York, New York 10043, Attention: Treasurer. This Guarantee is a guarantee of payment and not of collection.

            SECTION I.2. The right of the Holders under any debt instrument of CGMHI that is outstanding as of the date hereof to claim payment from Citigroup under the Guarantee shall rank in priority of payment with Citigroup's other obligations to exactly the same extent that the Debt Securities of CGMHI under such debt instrument rank with CGMHI's other obligations, if any.

            SECTION I.3. The obligations of Citigroup under the Guarantee shall in no way be impaired by: (1) any extension, amendment, modification or renewal of the Debt Securities; (2) any waiver of any event of default, extension of time or failure to enforce any of the Debt Securities; or (3) any extension, moratorium or other relief granted to CGMHI pursuant to any applicable law or statute.

            SECTION I.4. Citigroup shall be obligated to make payment under the Guarantee, for the benefit of the Holders, at the same address as CGMHI is obligated to make payment.

            SECTION I.5. (a) Subject to clause (b) below, Citigroup hereby agrees that the Debt Securities will be paid strictly in accordance with the terms of the Indenture, regardless of the value, genuineness, validity, regularity or enforceability of the Debt Securities. Subject to clause (b) below, the liability of Citigroup to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Citigroup) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to Citigroup or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of:

            (i) any lack of validity or enforceability of any agreement or instrument relating to the Debt Securities;

            (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Debt Securities, or any other amendment or waiver of or consent to any departure from any other agreement relating to any Debt Securities;

            (iii) any increase in, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the indebtedness;

            (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, CGMHI in respect of the Debt Securities;

            (v) the absence of any action on the part of the trustee to obtain payment of the Debt Securities from CGMHI;

            (vi) any insolvency, bankruptcy, reorganization or dissolution, or any similar proceeding of CGMHI, including, without limitation, rejection of the Debt Securities in such bankruptcy; or

            (vii) the absence of notice or any delay in any action to enforce any Debt Securities or to exercise any right or remedy against Citigroup, or CGMHI, whether hereunder, under any Debt Securities or any agreement or any indulgence, compromise or extension granted.

            (b) Notwithstanding anything to the contrary in this Guarantee, Citigroup does not waive any defense that would be available to CGMHI based on, among other things, a breach, default or misrepresentation by the trustee, or failure of any condition to CGMHI's obligations, under the Indenture or the illegality of any provision of the Indenture.

            SECTION I.6. Citigroup further agrees that, to the extent that CGMHI or Citigroup makes a payment or payments to the trustee, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to CGMHI or Citigroup or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guarantee and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

            SECTION I.7. Until the Debt Securities are paid in full, Citigroup shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from CGMHI for any payments made by Citigroup hereunder.

            SECTION I.8. This Guarantee shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, the Trustee.

                                   ARTICLE II
                            Miscellaneous Provisions

            SECTION II.1. Information, documents or reports, if any, required to be filed with the Trustee by CGMHI pursuant to Section 7.04 of the Indenture shall be deemed (a) to refer to Citigroup for so long as Citigroup guarantees the Debt Securities and (b) filed with the Trustee if (i) such information, documents or reports are generally available on, and can be printed and/or downloaded from, the Securities and Exchange Commission's internet website, www.sec.gov (or any other website of which CGMHI or Citigroup, as applicable, notifies the Trustee), and (ii) the Trustee has been notified by CGMHI or Citigroup, as applicable, that such information, documents or reports have been filed with the Securities and Exchange Commission.

            SECTION II.2. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Indenture. Except as expressly amended hereby, the Indenture shall continue in full force and effect in accordance with the provisions thereof and the Indenture is in all respects hereby ratified and confirmed.

            SECTION II.3. The recitals herein and in the Debt Securities (except in the Trustee's certificate of authentication) shall be taken as the statements of CGMHI and Citigroup, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Debt Securities. The Trustee makes no undertakings or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Indenture or the proper authorization or the due execution hereof by CGMHI or Citigroup or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by CGMHI and Citigroup.

            SECTION II.4. All of the covenants, stipulations, premises and agreements made in this Supplemental Indenture by CGMHI and Citigroup shall bind their respective successors and assigns whether so expressed or not.

            SECTION II.5. This Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

            SECTION II.6. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                         CITIGROUP GLOBAL MARKETS HOLDINGS INC.,
                                           as Issuer

                                         By: /s/ Geoffrey S. Richards
                                             -----------------------------------
                                             Name: Geoffrey S. Richards
                                             Title: Vice President

                                         CITIGROUP INC., as Guarantor

                                         By: /s/ Charles E. Wainhouse
                                             -----------------------------------
                                             Name: Charles E. Wainhouse
                                             Title: Assistant Treasurer

                                         JPMORGAN CHASE BANK, N.A., as Trustee

                                         By: /s/ Natalie Pesce
                                             -----------------------------------
                                             Name: Natalie Pesce
                                             Title: Assistant Vice President